Exhibit (p)

TIAA-CREF Code of Ethics

March 2009

Table of Contents

Introduction	4

Classifications of Access and Covered Persons	5

Section One – Access and Covered Persons	7

General Standards of Conduct – Access and Covered Persons	8

Compliance with Laws & Regulations	8

Conflict of Interest	8

Material, Nonpublic Information	8

Specific Provisions for All Access and Covered Persons	9

Reporting and Certification	9

Brokerage Accounts	11

Reporting of Violations	13

Administration of the Code	13

Waivers	13

Section Two – Investment Management Access Persons	14

Reference Card for Investment Management (“IM”) Access Persons	15

Specific Provisions for Investement Management Access Persons	16

Preclearance Requirements	16

Securities Exempt From Preclearance & Reporting Requirements	16

Securities Exempt From Preclearance Requirements	17

Gifting of Securities	17

Initial Public Offerings	17

Private Placements	18

Investment Clubs	18

Short-Swing Profits	18

Excessive Trading	18

Market Timing	18

Short Sales	18

Blackout Periods	18

Portfolio Managers, Research Analysts and Research Assistants and their Respective Household Members	19

Exemptions for Independent Trustees	20

Administration of the Code	20

Waivers	20

Section Three – Services and TFI Access Persons	21

Reference Card for Services and TFI Access Persons	22

Specific Provisions for Services and TFI Access Persons	23

Transaction Reporting Requirements	23

Securities Exempt from Reporting Requirements	23

Gifting of Securities	24

Initial Public Offerings	24

Private Placements	24

Investment Clubs	24

Excessive Trading	24

Market Timing	24

Short Sales	24

Table of Contents

Section Four – Trust Company Covered Persons	25

Reference Card for Trust Covered Persons	26

Specific Provisions for Trust Company Covered Persons	27

Preclearance Requirements	27

Securities Exempt from Preclearance & Reporting Requirements	27

Securities Exempt from Preclearance Requirements	28

Gifting of Securities	28

Initial Public Offerings	28

Private Placements	28

Investment Clubs	28

Short-Swing Profits	29

Excessive Trading	29

Short Sales	29

Blackout Periods	29

Waivers	30

Section Five – Kaspick Access Persons	31

Reference Card for Kaspick Access Persons	32

Specific Provisions for Kaspick Access Persons	33

Preclearance Requirements	33

Securities Exempt from Preclearance & Reporting Requirements	33

Securities Exempt from Preclearance Requirements	34

Gifting of Securities	35

Initial Public Offerings	35

Private Placements	35

Excessive Trading	35

Investment Clubs	35

Market Timing	35

Short Sales	36

Blackout Periods	36

Waivers	36

Glossary	37

Exhibit A: Sample Brokerage Account Letter	40

Exhibit B: Approved Brokerage Firm List	41

Exhibit C: Broad Based Index List	42

Introduction

This Code of Ethics has been adopted by the TIAA-CREF Complex of Funds (“Funds”)1, Teachers Advisor, Inc.(“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), TIAA-CREF Tuition Financing, Inc. (“TFI”), TIAA-CREF Trust Company, FSB (“Trust Company”), TIAA Separate Account VA-1 and Kaspick & Co., LLC (“Kaspick”) (collectively, the “Covered Entities”) pursuant to the requirements of section 17j-1 of the Investment Company Act of 1940, section 204a-1 of the Investment Advisers Act of 1940, and Title 12 Part 551 Subpart D.

All TIAA employees and subsidiaries (including consultants) that have been identified as Access Persons or Covered Persons must read the Code of Ethics and comply with its requirements.

All TIAA employees and subsidiaries (including consultants) that have been identified as Access Persons or Covered Persons must also comply with the following policies:

▪	Material, Nonpublic Information Policy
▪	Information Barrier Policy and Procedure between Kaspick and Advisors
▪	Information Barrier Policy and Procedure between Trust Company and Advisors
▪	TIAA-CREF Code of Business Conduct
▪	TIAA-CREF Gifts and Entertainment Policy
▪	Participation on Outside Boards of Directors

All TIAA employees and subsidiaries (including consultants) that have been identified as Access Persons or Covered Persons are expected to comply with the “spirit” as well as the literal requirements of this Code of Ethics. Recognizing that the Code of Ethics may not address every possible scenario, Access or Covered Persons are strongly encouraged to contact the Personal Trading Compliance Officer with any questions.

Access or Covered Persons should note that there are risks associated with personal trading under this Code of Ethics that go beyond the normal market risks of investing in securities. For example, where applicable, Access or Covered Persons may be forced to disgorge trading profits if their trade result in an inadvertent violation of the Code of Ethics. Additionally, Access or Covered Persons may be forced to maintain a position in a particular security indefinitely until trading is permitted. Individuals who choose to engage in personal trading explicitly assume these and all other financial risks associated with compliance with this Code of Ethics.

Access or Covered Persons should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment and that ignorance of the provisions and requirements of this Code of Ethics will not be a defense. Access or Covered Persons who commit illegal acts may be subject to civil penalties, such as fines, regulatory sanctions, and criminal penalties.

This Code of Ethics is effective as of September 30, 2008 for all Access or Covered Persons currently subject to a Personal Trading Policy.

[1] The TIAA-CREF Complex of Funds includes College Retirement Equities Fund, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

Classifications of Access and Covered Persons

Given that the duties, responsibilities, and applicable laws and regulations to which Access or Covered Persons are subject may vary, this Code of Ethics imposes additional requirements and provisions for certain Access or Covered Persons. These Access or Covered Persons will be designated as one of the following classifications2:

▪	Investment Management Access Person
▪	Services Access Person
▪	Tuition Financing Access Person
▪	Trust Company Covered Person
▪	Kaspick Access Person

The management of each business area will work with the Personal Trading Compliance unit to determine the classification of each employee. Each individual will be contacted and informed of their classification.

Classification	Definition		Applicable Section

Investment Management Access Person	Any employee, consultant, or other individual, plus his or her respective Household Members, who:		Sections One & Two
(i)

has access to nonpublic information regarding the purchase or sale of securities by any TIAA-CREF Fund or other Client Account, or nonpublic information regarding the portfolio holdings of any TIAA-CREF Fund

(ii)

is involved in making securities recommendations or exercising investment discretionary powers for the TIAA-CREF Funds or other Client Accounts, or who has access to such recommendations that are nonpublic

	(iii)	is a trustee, director, or officer of any of the Funds, Advisors, or Investment Management
	(iv)	performs investment advisory services on behalf of Advisors or Investment Management and is subject to its respective supervision and control or
	(v)	has been so designated by the Personal Trading Compliance Officer.

Services Access Person	Any employee, consultant, or other individual, plus his or her respective Household Members, who:		Sections One & Three
	(i)	has access to nonpublic information regarding the purchase or sale of securities by any Client Account, or nonpublic information regarding the portfolio holdings of any TIAA-CREF Fund
	(ii)	is involved in making securities recommendations for Client Accounts, or who has access to such recommendations that are nonpublic
	(iii)	is a trustee, director or officer of Services
	(iv)	is authorized to place transactions on a brokerage client’s behalf
	(v)	performs services on behalf of Advice Services and is subject to Advice Services’ supervision and control; or
	(vi)	otherwise been identified by the Personal Trading Compliance Officer

[2] Persons associated with TPIS and Services may also be subject to Written Supervisory Procedures

Classifications of Access and Covered Persons

Classification	Definition		Applicable Section
Tuition Financing Access Person	Any employee, consultant, or other individual, plus his or her respective Household Members, who:		Sections One & Three
	(i)	has access to nonpublic information regarding the purchase or sale of securities by any Client Account, or nonpublic information regarding the portfolio holdings of any TIAA-CREF Fund,
	(ii)	who has access to such recommendations that are nonpublic
	(iii)	is a trustee, director, or officer of TFI
	(iv)	performs services on behalf of TFI and is subject to TFI’s supervision and control or
	(v)	has been so designated by the Personal Trading Compliance Officer

Trust Covered Person	Any Trust Company Officer or Employee plus his or her Household Members who:		Sections One & Four
	(i)	makes investment recommendations or decisions for Trust Company Client Accounts,
	(ii)	participates in the determination of these recommendations or decisions,
	(iii)	in connection with their duties, obtains information concerning which securities the Trust Company intends to purchase, sell or recommend for purchase or sale
	(iv)	has been so designated by the Personal Trading Compliance Officer or Trust Company Chief Compliance Officer

Kaspick Access Person	Any Kaspick Officer or Employee plus his or her Household Members who:		Sections One & Five
	(i)	makes or participates in the determination of investment recommendations or decisions for Kaspick Client Accounts,
	(ii)	in connection with their duties, obtains information concerning which securities Kaspick intends to purchase, sell or recommend, or has access to Client investment positions
	(iii)	performs investment advisory services on behalf of Kaspick and is subject to Kaspick’s supervision and control;
	(iv)	has been so designated by the Personal Trading Compliance Officer or the Kaspick Chief Compliance Officer

Section One – Access and Covered Persons

Introduction	4
Classifications of Access and Covered Persons	5

Section One – Access and Covered Persons	7
General Standards of Conduct – Access and Covered Persons	8
Compliance with Laws & Regulations	8
Conflict of Interest	8
Material, Nonpublic Information	8
Specific Provisions for Access and Covered Persons	8
Reporting and Certification	9
Brokerage Accounts	11
Reporting of Violations	13
Administration of the Code	13
Waivers	13

Glossary	37
Exhibit A: Sample Brokerage Account Letter	40
Exhibit B: Approved Brokerage Firm List	41
Exhibit C: Broad Based Index List	42

General Standards of Conduct – Access and Covered Persons

Compliance with Laws & Regulations	•

Because this Code of Ethics covers trading conducted worldwide, Access or Covered Persons are required to comply with the securities laws and regulations of each applicable regulatory authority worldwide.

•

To the extent that any provision of this Code of Ethics is less restrictive than an applicable law or regulation, Access or Covered Persons should consult the Personal Trading Compliance Officer for further direction.

Conflict of Interest	•	Access or Covered Persons must at all times place the interests of TIAA-CREF clients, (including affiliates’ clients), participants and shareholders above their own.

	•	Access or Covered Persons may not attempt to profit personally from their knowledge of recent or contemplated transactions in Client Accounts.

•

Access or Covered Persons must act in a manner consistent with that of a fiduciary with respect to Client Accounts. As a result, Access or Covered Persons must conduct all personal securities transactions consistent with this Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of this position of trust and responsibility.

	•	Access or Covered Persons may not purchase or sell a security when they have actual knowledge that a Fund or other Client Account will be trading in that security (or a Related Security).

Material, Nonpublic Information	•	Access or Covered Persons are prohibited from buying or selling a security while in possession of material, nonpublic information.

•

Access or Covered Persons are prohibited from disclosing material, nonpublic information regarding securities recommendations, holdings or transactions of any Client Account to any TIAA-CREF employee who does not have a legitimate business need to know such information or to any person outside of TIAA-CREF.

Specific Provisions for Access and Covered Persons

Reporting and Certification

Access or Covered Persons are required to complete the Initial, Quarterly and Annual Reports mentioned below. These reports must be completed within the specified timeframe, regardless of the day of the week on which the due date falls. For example, if the report is due on a Sunday, an Access or Covered Person may not wait until the following Monday to complete the report. If the report is filed on Monday, it will be considered late.

Initial Reports

	•	Initial Training and Certification

Access or Covered Persons will receive a copy of the Code of Ethics and be required to complete training on its provisions and requirements. Additionally, the Access or Covered Persons will be required to provide a written or electronic certification of their receipt and understanding. Investment Management Access Persons, Services Access Persons, TFI Access Persons, and Kaspick Access Persons must complete the certification and training within 10 calendar days of their designation. Trust Covered Persons must complete this certification within 30 calendar days of their receipt of the Code of Ethics.

	•	Initial Disclosure Report

Within 10 calendar days of the receipt of their classification, Investment Management Access Persons, Services Access Persons, and TFI Access Persons, Kaspick Access Persons (Trust Covered Persons must complete within 30 calendar days of the receipt of their classification) must submit an Initial Disclosure Report that lists:

		▪	Security Name
		▪	Exchange ticker symbol or cusip number
		▪	Number of shares
		▪	Principal amount of each reportable security in which the Access or Covered Person and their Household members have any direct or indirect beneficial ownership
▪

Name of any broker, dealer or bank with which the Access or Covered Person and their Household members maintain an account in which any securities are held for the Access or Covered Person’s (including Household Members) direct or indirect benefit

		▪	Account number
		▪	Date that the report is submitted to the Personal Trading Compliance
		▪	all Household Members (see Glossary)
		▪	all Reportable Securities holdings
		▪	the brokerage Information provided in the report must be current as of a date no more than 45 days from the date that the employee became an Access Person. (see Brokerage Accounts section below)

Specific Provisions for Access and Covered Persons

Reporting and Certification (continued)	•	Initial Household Member Report

Within 10 calendar days of the receipt of their classification, Access Persons must submit a report that lists all of their Household Members Trust Covered Persons must complete within 30 calendar days.

Quarterly Reports

	•	Quarterly Disclosure Reports

Access or Covered Persons must complete a Quarterly Disclosure Report no later than 30 calendar days after the end of each calendar quarter. This report must list the information below for all transactions in a Reportable Security for the Access or Covered Persons and their Household Members:

		▪	date of all transactions that occurred in that quarter
		▪	security name
		▪	number of shares
		▪	exchange ticker symbol or cusip number
		▪	interest rate and maturity date
		▪	principal amount of each reportable security
		▪	nature of the transaction (buy, sell, etc.)
		▪	price of the Reportable Security at which the transaction was executed
		▪	name of the broker-dealer that executed the transaction and
		▪	date that the report is submitted to Personal Trading Compliance

All Access or Covered Persons are required to complete this report even if no reportable transactions were executed in that quarter.

	•	Quarterly Household Member Report
		▪	All Access or Covered Persons must complete a Quarterly Disclosure Report no later than 30 calendar days after the end of each calendar quarter.

Annual Reports

	•	Annual Training and Certification

Once a year, the Access or Covered Persons will be required to complete training on the Code of Ethics. Additionally, the Access or Covered Persons will be required to provide a written or electronic certification of their understanding of the Code of Ethics by January 30th of each year. A similar certification will be required whenever a major revision is made to the Code of Ethics.

Specific Provisions for Access and Covered Persons

Brokerage Accounts	•

Access or Covered Persons are required to report all brokerage accounts for which they have either Beneficial Ownership (See Glossary) or the ability to make trading decisions. Access or Covered Persons are presumed to have Beneficial Ownership of accounts held by Household Members.

		•	Limitations on Brokerage Accounts
Access or Covered Persons and their Household Members are required to maintain brokerage accounts only at brokerage firms that have been approved by Personal Trading Compliance. (See Exhibit B)

Personal Trading Compliance will conduct periodic surveillance of outside brokerage accounts as appropriate to ensure compliance with this provision.

		•	Duplicate Statements and Trade Confirmations

Access or Covered Persons must direct their broker, trust account manager or other entity through which they have a securities trading account to supply Personal Trading Compliance with copies of all trade confirmations and periodic statements for all of reportable brokerage accounts for which they have either Beneficial Ownership or the ability to make trading decisions, including those owned or controlled by Household Members. This should be done by completing a Brokerage Request Letter. (see Exhibit A)

•

If the account contains only open-end mutual funds but can be used to trade in Reportable Securities, including TIAA-CREF proprietary funds, Access or Covered Persons must report the account and arrange for duplicate account statements and trade confirmations to be sent to Personal Trading Compliance.

(For example, A brokerage account that only holds open-end mutual funds but can be used to purchase or sell shares of common stock.)

Note: Access or Covered Persons do not have to report accounts that can only hold or trade non-TIAA-CREF open-end mutual funds.

		•	Prompt Notification of Brokerage Accounts

Access or Covered Persons must disclose the opening of a new reportable brokerage account or a change to their list of Household Members in the Protegent PTA System. All new brokerage accounts must be reported to compliance within five business days. Access or Covered Persons may not effect any transactions in an account until the account has been disclosed in Protegent PTA.

Specific Provisions for Access and Covered Persons

Brokerage	•	TIAA-CREF Fund Information
Accounts (continued)

Access or Covered Persons are required to make available information regarding holdings or transactions in TIAA-CREF Funds and Related Securities for themselves and their Household Members as part of their reports under this Code of Ethics.

Personal Trading Compliance may rely on the records of the Funds to obtain this information. However, if an Access or a Covered Person does not own a TIAA-CREF Fund directly through the Fund or its transfer agent or if this Fund is owned by a Household Member, the Access or Covered Person must specifically report this security and may not rely on the records of the Funds.
(For example, TIAA-CREF Fund shares are owned through a third-party advisory, brokerage, or other omnibus account)

	•	Managed Accounts

All Access or Covered Persons must receive approval from Personal Trading Compliance to establish and maintain a Managed Account (see Glossary.) All Access or Covered Persons are not required to preclear transactions or submit quarterly reports for such Managed Accounts. Individuals with these types of accounts, however, are required to provide an annual certification that they do not currently and have not in the past exercised direct or indirect control over these managed accounts. All Access or Covered Persons are also required to direct their brokerage firms to supply Personal Trading Compliance with copies of all trade confirmations and statements. Moreover, all Access or Covered Persons are not allowed to invest in initial public offerings or private placements in these types of accounts.

Specific Provisions for Access and Covered Persons

Reporting of Violations	•

Access or Covered Persons are required to promptly report any apparent violations of this Code of Ethics to the Personal Trading Compliance Officer and to the Chief Compliance Officer or their designees.

Administration	•	Review of Reports
of the Code

All certifications and reports will be reviewed by the Personal Trading Compliance Officer, who will consult with senior management as appropriate. The review process may utilize automation. All violations of this Code of Ethics will be promptly reported to the Chief Compliance Officer of each affected Covered Entity.

	•	Administrative Procedures
The Personal Trading Compliance Officer may develop and promulgate administrative procedures under this Code of Ethics. Violations of these procedures constitute violations of this Code of Ethics.

	•	Automated System
In general, certain reporting, monitoring, reviewing and other functions under this Code of Ethics will be implemented through the use of the Protegent PTA System.

	•	Sanctions
Sanctions for violations of this Code of Ethics may be imposed by the Personal Trading Oversight Committee (see Glossary). One or more of the following sanctions may be imposed as applicable:
		(i)	additional mandatory training
		(ii)	a letter of censure
		(iii)	unwinding of transactions
		(iv)	disgorgement of gains
		(v)	monetary fines
		(vi)	a ban on personal trading
		(vii)	suspension
		(viii)	termination of employment.

	•	Designees
The Personal Trading Compliance Officer may appoint designees to carry out his or her responsibilities under this Code of Ethics.

Waivers	•

The Personal Trading Compliance Officer and Personal Trading Oversight Committee may, in consultation with Legal, senior management and others, grant waivers under this Code of Ethics. Records of all waivers granted shall be maintained by the Personal Trading Compliance Officer.

Section Two – Investment Management Access Persons

Specific Provisions for Investment Management Access Persons	16

Preclearance Requirements	16
Securities Exempt From Preclearance & Reporting Requirements	16
Securities Exempt From Preclearance Requirements	17
Gifting of Securities	17
Initial Public Offerings	17
Private Placements	18
Investment Clubs	18
Short-Swing Profits	18
Excessive Trading	18
Market Timing	18
Short Sales	18
Blackout Periods	18
Portfolio Managers, Research Analysts and Research Assistants and their Respective Household Members	19
Exemptions for Independent Trustees	20
Administration of the Code	20
Estate Settlement Waivers	20

Glossary	37
Exhibit A: Sample Brokerage Account Letter	40
Exhibit B: Approved Brokerage Firm List	41
Exhibit C: Broad Based Index List	42

Reference Card for Investment Management (“IM”) Access Persons
This page is for reference purpose only.
All Access Persons must read the Code of Ethics and comply with its provisions.

Specific Requirements

Duplicate Statements & Confirmations

IM Access Persons must direct their broker, trust account manager and any entity through which they have a securities trading account to send the following directly to Personal Trading Compliance:
▪	Trade confirmations for each transaction of a Reportable Security (see Glossary)
▪	Periodic brokerage statements for Reportable Accounts (see Glossary)

Preclearance

Before initiating a securities transaction, IM Access Persons must obtain approval by filing a preclearance request in the Protegent PTA System.

Preclearance approval is valid only for the day in which it is received.

Exemptions

IM Access Persons are not required to obtain preclearance approval for:
▪	Transactions in open-end mutual funds (including TIAA-CREF Proprietary Funds)
▪	Money Market Transactions
▪	Currency futures
▪	Transactions in securities based on a Broad Based Index (See Exhibit C)
▪	Transactions in approved managed accounts (see Glossary)
▪	Corporate actions (For example, stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, etc.)
▪	Automatic Purchases and Sales (see Glossary)

Private Placements

An IM Access Person must obtain prior approval from the Personal Trading Compliance Officer before participating in private placements. (For example, private equity investments, hedge funds, real estate limited partnerships, etc.)

Specific Prohibitions**

Initial Public Offerings

IM Access Persons and their Household Members are not permitted to participate in initial public offerings. Exceptions may be available in special circumstances at the discretion of the Chief Compliance Officer of the appropriate entity.

Brokerage Accounts

IM Access Persons and their Household Members are required to maintain brokerage accounts at brokerage firms that have been approved by Personal Trading Compliance. Please see Exhibit B for a list of these firms.

Blackout Period

Tier 1
Tier 1 IM Access Persons and their Household Members are prohibited from purchasing or selling a security (or Related Security) seven days before or after a Fund or Client Account places a trade order. (Please see Blackout Period section for further details or information about passive trading.)

Tier 2
Tier 2 IM Access Persons and their Household Members are prohibited from purchasing or selling a security (or Related Security) on the same day that a Fund or Client Account places a trade order.

Short-Swing Profit Rule

IM Access Persons and their Household Members may not profit from a purchase then sale, or sale then purchase, of securities in the same issuer within 60 calendar days. Securities based on a Broad Based Index are not subject to this rule. (See Exhibit C). Note: This rule uses LIFO (Last In First Out) Accounting.

Selling Short

IM Access Persons and their household members may not sell a security short unless they own the securities in an equal notional value of the same issuer.

Questions?

Contact Personal Trading Compliance at:

▪	Personal Trading Compliance hotline:
	o	1-800-842-2733 ext 5599
	o	1-877-535-3910 ext 5599
▪	E-mail: PersonalTradingCompliance@tiaa-cref.org

** Please read the Code of Ethics for other restrictions!

Specific Provisions for Investment Management Access Persons

Quarterly Certifications	•	Quarterly Certifications Reports Investment Access Persons must complete the following quarterly Disclosure Report no later than 30 calendar days after the end of each calendar quarter:
▪ Outside Participation Disclosure - This disclosure will be used to capture your participation on any outside Investment Committees, boards of publicly traded companies and Creditors’ Committees.

▪

Financial Services Affiliation Disclosure (Portfolio Managers, Analysts, Research Assistants and Traders only) - This disclosure is used to identify household members and relatives that work in the financial services industry. We are collecting this information because the SEC has requested it in several recent exams.

Preclearance Requirements	IM Access Persons preclearance requirements are as follows:

•

Except as indicated in the “Securities Exempt From Preclearance & Reporting Requirements” section below, IM Access Persons must preclear all transactions for themselves and their Household Members through the Protegent PTA System. This includes but is not limited to transactions in Exchange Traded Funds (ETF) and Related Securities not based on the Broad Based Indices listed on Exhibit C..

•

Preclearance approvals are only valid for the business day on which it is obtained. This period may be extended at the discretion of the Personal Trading Compliance Officer for situations in which the IM Access Person’s control over the precise timing of the transaction is limited (e.g., exercising options through an employer’s human resources department, tendering shares to an issuer, etc.).

•

Preclearance does not relieve IM Access Persons from complying with the other provisions of this Code of Ethics. By requesting preclearance approval, IM Access Persons represent that they believe the trade is generally available to other investors in the marketplace and that they do not know of a recent or proposed Fund or other Client Account transaction in that security (or a Related Security) or possess knowledge of any material, nonpublic information regarding the issuer of that security.

Securities Exempt From Preclearance & Reporting Requirements	IM Access Persons are not required to preclear or report the following transactions:

•

Open-end investment companies (e.g., mutual funds).
Note: You are not required to preclear TIAA-CREF Funds and Related Securities but transactions and holdings must be included in your initial, quarterly and annual disclosure reports.

	•	Money market instruments (e.g., bank CDs, commercial paper) and money market funds including TIAA-CREF Money Market Funds.

Specific Provisions for Investment Management Access Persons

Securities Exempt From Preclearance & Reporting	•

Direct obligations of the U.S. Government (e.g., T-bills, U.S. Savings bonds). Direct obligations of the U.S. Government do not include municipal securities. This applies only to Access or Covered Persons located in the United States.

Requirements (continued)	•

Direct obligations of the United Kingdom. Obligations of other instrumentalities of the United Kingdom governments or quasi-government agencies are not exempt. This applies only to Access or Covered Persons located in the United Kingdom.

•	Transactions executed in approved Managed Accounts. (Please see Glossary).

•	Currency Futures

Securities Exempt From	IM Access Persons are required to report but not preclear the following transactions:
Preclearance	•	TIAA-CREF Funds and Related Securities
Requirements
•	Corporate actions such as stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions.

•	Automatic Purchases and Sales of Reportable Securities

Note:	(i)	Securities holdings acquired in this manner must be reported on the Initial and Annual Disclosure Reports.

(ii)	All purchases and sales initiated by an IM Access Person or Household Member must be precleared and reported in the same manner as other Reportable Securities transactions.

•

Purchases or sales of securities and Related Securities based on Broad Based Indices. Such transactions may be effected through Exchange Traded Funds. This does not apply to actively managed Exchange Traded Funds. (See Glossary)

•	Acquisitions by inheritance.

•	Gifts of securities. (See below)

•	Purchases and sales of securities pursuant to a tender offer.

•	Non volitional transactions (See Glossary)

Gifting of Securities	•

IM Access Persons who desire to make or receive a bona fide gift of securities do not need to preclear the transaction; the gift, however, must be reported. A bona fide gift is one where the donor does not receive anything of value in return. An IM Access Person who receives a gift of securities must preclear the sale of such securities.

•	Securities purchased with the intention of making a gift must be precleared.

Initial Public Offerings	•

IM Access Persons and their Household Members may not participate in an initial public offering. This prohibition does not apply to shares offered through an employer’s Direct Share Program; however preclearance approval would be required for transactions in these shares. Exceptions are available in special circumstances at the discretion of the Funds Chief Compliance Officer.

Specific Provisions for Investment Management Access Persons

Private Placements	•

IM Access Persons may not participate in private placements (e.g., private equity investments, hedge funds, real estate limited partnerships, other private real estate securities investments, etc.), without prior approval from the Personal Trading Compliance Officer.

Investment Clubs	•

IM Access Persons who participate in investment clubs are required to preclear and report all club transactions in the same manner as their own personal trades. IM Access Persons may not share nonpublic information with the investment club.

Short-Swing Profits	•

IM Access Persons may not profit from a purchase then sale or a sale then purchase of a security from the same issuer within 60 calendar days. Any such short-swing profits shall be surrendered to a charity of their choice or one appointed by the Personal Trading Compliance Officer.

Note: This provision does not apply to securities based on a Broad Based Index. (See Exhibit C). NOTE: LIFO (Last In First Out) Accounting is used to calculate the short swing profits.

Excessive Trading	•

IM Access Persons may not trade so frequently that it negatively impacts their ability to fulfill their assigned responsibilities. If an IM Access Person effects 60 transactions or more during a three month period, Personal Trading Compliance will communicate with the employee and their supervisor to determine whether such trading should be deemed excessive.

Market Timing	•	The Funds Board has adopted a policy to deter excessive and short-term trading. Under this policy, TIAA-CREF may bar excessive and short-term traders from purchasing shares or units.

The policy is set forth in each Fund’s prospectus, which governs all trading activity in the Fund regardless of whether the TIAA-CREF shares are held through third party brokerage accounts or through TIAA-CREF retirement accounts.

Although the Fund may issue a warning letter regarding excessive trading or market timing, any trade activity in violation of this policy will be reviewed by Personal Trading Compliance who may refer instances to the Personal Trading Oversight Committee. The Personal Trading Oversight Committee, based on its review, may impose any of the additional sanctions described in this Code of Ethics.

Short Sales	•	IM Access Persons may not sell a security short unless they own a security of the same issuer in equal notional value.

Blackout Periods	•	Tier-One IM Access Persons
Tier-One IM Access Persons and their respective Household Members are prohibited from purchasing or selling a security (or a Related Security) within the following time-periods:
• Black-Out Period Across All Funds
Within seven calendar days after any Fund or other Client Account purchases or sells such security, limited to an order either initiated by

Specific Provisions for Investment Management Access Persons

Blackout Periods (continued)			active management or to an order that is likely to materially impact the price of the security.
•

Fund-Specific Blackout Period
Within seven calendar days before or after a Fund or other Client Account for which such IM Access Person has responsibility purchases or sells such security, limited to an order either initiated by active management or to an order that is likely to materially impact the price of the security.

•

Appearance of a Conflict
Personal Trading Compliance shall monitor the trading activity, where appropriate, for a security in the Funds and Client Accounts transactions to determine if an IM Access Person’s transaction, either taken by itself or as part of a pattern of trading activity, would result in the appearance of a conflict. In such situations, the Personal Trading Compliance Officer may recommend that additional action be taken (e.g., unwinding the transaction and/or disgorging profits). The Personal Trading Compliance Officer may consult with Legal, senior management, and others as appropriate.

		•	An IM Access Person may never elect not to place a trade for a Client that he or she would otherwise place to avoid triggering a Blackout Period.

•

Tier-Two IM Access Persons
Tier-Two IM Access Persons and their respective Household Members are prohibited from purchasing or selling a security (or a Related Security) on a day in which there is a pending Fund or other Client Account purchase or sale order for such security, where the order is either initiated by active management or is likely to materially impact the price of the security.

•

IM Access Persons should note that trades in a security (or a Related Security) during a blackout period and other potential conflict situations may result in a transaction being unwound and/or all profits disgorged even if the blackout period “cross” was inadvertent and even if the transaction had been precleared appropriately. Tier-One IM Access Persons in particular should be aware of the risk that a Fund or other Client Account may subsequently purchase or sell a security within seven days after that Access Person’s or Household Member’s trade.

Portfolio Managers, Research Analysts and Research Assistants and their Respective Household Members	•

IM Access Persons who own a security (or Related Security) for which they make an investment decision for a Fund or other Client Account must disclose this to the head of the relevant area in Asset Management (Fixed Income or Equity), as appropriate, depending upon the Fund. IM Access Persons must disclose ownership of securities (or Related Securities) for which they make a recommendation for a Fund or other Client Account during the course of communications about this security.

•

IM Access Persons may not make decisions for a Fund or other Client Account or attempt to influence a Fund or other Client Account transaction for purposes of enhancing the value of their own personal holdings.

Specific Provisions for Investment Management Access Persons

Exemptions for Independent Trustees	•

Independent Trustees of the Funds are subject to the General Standards of Conduct articulated at the beginning of this Code of Ethics, but are otherwise exempt from the specific prohibitions, preclearance and reporting requirements covering other IM Access Persons, unless they become Access Persons, as described below.

•

An Independent Trustee shall be required to file a Quarterly Disclosure Report only if he or she knew, or should have known of the Funds’ or Client Accounts’ trading activity or consideration of trading activity, where such knowledge is material, nonpublic information, in which case he or she shall be deemed an Access Person for the Quarter in which the information was received. Except for extraordinary circumstances, the receipt of trading information by a trustee which is over three days old will not cause a Trustee to be deemed an Access Person.

	•	Independent Trustees will be required to provide a written or electronic certification of their understanding of the Code of Ethics by January 30th of each year

Administration of the	•	Annual Board Report
Code		Annual and periodic reports about the operation of the Code of Ethics shall be provided to the Funds’ Trustees.

Estate Settlement Waivers	•

If an IM Access Person or their household member is both the executor/executrix and a direct beneficiary of an estate, the securities held in the estate are reportable and are subject to the Code of Ethics. In the event such an IM Access Person desires to sell the securities of such estate, the individual is required to provide a written letter to Personal Trading Compliance expressing the:

		(i)	reasons for requesting a waiver along with supporting documentation,
		(ii)	list of securities to be traded, and
		(iii)	timeframe within which the securities must be traded.

Upon receipt of such documentation, the Personal Trading Compliance Officer may give the IM Access Person approval to sell the specified securities on a date specified by Compliance. If an IM Access Person or their Household Member is not a direct beneficiary of an estate for which they are an executor/executrix, then the securities of the estate are not subject to this provision.

Section Three – Services and TFI Access Persons

Reference Card for Services and TFI Access Persons	22

Specific Provisions for Services and TFI Access Persons	23
Transaction Reporting Requirements	23
Securities Exempt from Reporting Requirements	23
Gifting of Securities	24
Initial Public Offerings	24
Private Placements	24
Investment Clubs	24
Excessive Trading	24
Market Timing	24
Short Sales	24

Glossary	37
Exhibit A: Sample Brokerage Account Letter	40
Exhibit B: Approved Brokerage Firm List	41
Exhibit C: Broad Based Index List	42

Reference Card for Services and TFI Access Persons
This page is for reference purpose only.
All Access Persons must read the Code of Ethics and comply with its provisions.

Specific Requirements

Duplicate Statements & Confirmations
Services and TFI Access Persons must direct their broker, trust account manager and any entity through which they have a securities trading account to send the following directly to Personal Trading Compliance:

▪	Trade confirmations for each transaction of a Reportable Security (see Glossary)
▪	Periodic brokerage statements for Reportable Accounts (see Glossary)

Transactions Reporting Requirements
With the exception of Private Placements, Services and TFI Access Persons are required to report but not preclear transactions in Reportable Securities.

Exemptions
Services and TFI Access Persons are not required to report:

▪	Transactions in non-TIAA-CREF, open-end mutual funds
▪	Money Market Transactions
▪	Cash Instruments (for example, CDs)
▪	Currency futures

Private Placements
Services and TFI Access Persons must obtain prior approval from the Personal Trading Compliance Officer before participating in private placements. (For example, private equity investments, hedge funds, real estate limited partnerships, etc.)

Specific Prohibitions**

Initial Public Offerings
Services and TFI Access Persons and their Household Members are not permitted to participate in initial public offerings. Exceptions may be available in special circumstances at the discretion of the Chief Compliance Officer of the appropriate entity.

Brokerage Accounts
Services and TFI Access Persons and their Household Members are required to maintain brokerage accounts at brokerage firms that have been approved by Personal Trading Compliance. Please see Exhibit B for a list of these firms.

Selling Short
Services and TFI Access Persons and their Household Members may not sell a security short if they do not own the securities in an equal notional value of the same issuer.

Questions?
Contact Personal Trading Compliance at:

▪	Personal Trading Compliance hotline:
	o	1-800-842-2733 ext 5599
	o	1-877-535-3910 ext 5599
▪	E-mail:
	o	PersonalTradingCompliance@tiaa-cref.org

** - Please read the Code of Ethics for other restrictions!

Specific Provisions for Services and TFI Access Persons

Transaction Reporting Requirements	Services and TFI Access Persons are required to report all of the following transactions:
•	Corporate actions such as stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions.

•	Automatic Purchases and Sales of Reportable Securities

Note:	(i)	Securities holdings acquired in this manner must be reported on the Initial and Annual Disclosure Reports.

(ii)	All purchases and sales initiated by a Services or TFI Access Person or Household Member must be and reported in the same manner as other Reportable Securities transactions.

•

Purchases or sales of securities and Related Securities based on broad based indices. Such transactions may be effected through Exchange Traded Funds. This does not apply to actively managed Exchange Traded Funds. (See Glossary)

•	Acquisitions by inheritance

•	Gifts of securities

•	Purchases and sales of securities pursuant to a tender offer

•	Non volitional transactions (See Glossary)

Securities Exempt from Reporting Requirements	Services and TFI Access Persons are not required to report the following transactions:

•

Open-end investment companies (e.g., mutual funds).
Note: You are not required to preclear TIAA-CREF Funds and Related Securities but transactions and holdings must be included in your initial, quarterly and annual disclosure reports.

•	Money market instruments (e.g., bank CDs, commercial paper) and money market funds including TIAA-CREF Money Market Funds.

•	Direct obligations of the U.S. Government (e.g., T-bills, U.S. Savings bonds). Direct obligations of the U.S. Government do not include municipal securities.

•	Transactions executed in approved Managed Accounts. (See Glossary).

Specific Provisions for Services and TFI Access Persons

Gifting of Securities	•

Services and TFI Access Persons who desire to make or receive a bona fide gift of securities must report such gifts. A bona fide gift is one where the donor does not receive anything of money value in return.

Initial Public Offerings	•

Services and TFI Access Persons and their Household Members may not participate in an initial public offering. This prohibition does not apply to shares offered through an employer’s Direct Share Program; however preclearance approval would be required for transactions in these shares. Exceptions are available in special circumstances at the discretion of the Funds Chief Compliance Officer.

Private Placements	•

Services and TFI Access Persons may not participate in private placements (e.g., private equity investments, hedge funds, real estate limited partnerships, other private real estate securities investments, etc.), without prior approval from their Supervisory Principal and the Personal Trading Compliance Officer.

Investment Clubs	•

Services and TFI Access Persons who participate in investment clubs are required to report all club transactions in the same manner as their own personal trades. Services and TFI Access Persons may not share nonpublic information with the investment club.

Excessive Trading	•

Services and TFI Access Persons may not trade so frequently that it negatively impacts their ability to fulfill their assigned responsibilities. If a Services and TFI Access Person effects 60 transactions or more during a three month period, Personal Trading Compliance will communicate with the employee and their supervisor to determine whether such trading should be deemed excessive.

Market Timing	•	The Funds Board has adopted a policy to deter excessive and short-term trading. Under this policy, TIAA-CREF may bar excessive and short-term traders from purchasing shares or units.

The policy is set forth in each Fund’s prospectus, which governs all trading activity in the Fund regardless of whether the TIAA-CREF shares are held through third party brokerage accounts or through TIAA-CREF retirement accounts.

Although the Fund may issue a warning letter regarding excessive trading or market timing, any trade activity in violation of this policy will be reviewed by Personal Trading Compliance who may refer instances to the Personal Trading Oversight Committee. The Personal Trading Oversight Committee, based on its review, may impose any of the additional sanctions described in this Code of Ethics.

Short Sales	•	Services and TFI Access Persons may not sell a security short unless they own a security of the same issuer in equal notional value.

Section Four – Trust Company Covered Persons

Reference Card for Trust Covered Persons	26

Specific Provisions for Trust Covered Persons	27
Preclearance Requirements	27
Securities Exempt from Preclearance & Reporting Requirements	27
Securities Exempt from Preclearance Requirements	28
Gifting of Securities	28
Initial Public Offerings	28
Private Placements	28
Investment Clubs	28
Short-Swing Profits	29
Excessive Trading	29
Short Sales	29
Blackout Periods	29
Waivers	30

Glossary	37
Exhibit A: Sample Brokerage Account Letter	40
Exhibit B: Approved Brokerage Firm List	41
Exhibit C: Broad Based Index List	42

Reference Card for Trust Covered Persons
This page is for reference purpose only.
All Covered Persons must read the Code of Ethics and comply with its provisions.

Specific Requirements

Duplicate Statements & Confirmations
Trust Covered Persons must direct their broker, trust account manager and any entity through which they have a securities trading account to send the following directly to Personal Trading Compliance:

▪	Trade confirmations for each transaction of a Reportable Security (see Glossary)
▪	Periodic brokerage statements for Reportable Accounts (see Glossary)

Preclearance
Before initiating a securities transaction, Trust Covered Persons must obtain approval by filing a preclearance request in the Protegent PTA System.

Preclearance approval is valid only for the day in which it is received.

Exemptions
Trust Covered Persons are not required to obtain preclearance approval for:

▪	Transactions in open-end mutual funds (including TIAA-CREF Proprietary Funds)
▪	Money Market Transactions
▪	Currency futures
▪	Transactions in securities based on a Broad Based Index. (See Exhibit C)
▪	Transactions in approved managed accounts. (see Glossary)
▪	Corporate actions (For example, stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, etc.)
▪	Automatic Purchases and Sales. (see Glossary)

Private Placements
A Trust Covered Person must obtain prior approval from the Personal Trading Compliance Officer before participating in private placements. (For example, private equity investments, hedge funds, real estate limited partnerships, etc.)

Specific Prohibitions**

Initial Public Offerings
In general, Trust Covered Persons and their Household Members are not permitted to participate in initial public offerings. Exceptions may be available in special circumstances at the discretion of the Trust Company Chief Compliance Officer.

Brokerage Accounts
Trust Covered Persons and their Household Members are required to maintain brokerage accounts at brokerage firms that have been approved by Personal Trading Compliance. Please see Exhibit B for a list of these firms

Blackout Rule
Trust Company Covered Persons and their respective Household Members are prohibited from purchasing or selling a security (or a Related Security) on a day in which there has been:

(i)	a change in the Trust Company’s “buy,” “sell,” or “hold” position with respect to that security on the Securities Reference List; or

(ii)	a purchase or sale of that security within the Model Portfolio.

Short-Swing Profit Rule
Trust Covered Persons and their Household Members may not profit from a purchase then sale, or sale then purchase, of securities in the same issuer within 60 calendar days. Securities based on a Broad Based Index are not subject to this rule. (See Exhibit C). Note: This rule uses LIFO (Last In First Out) Accounting.

Selling Short
Trust Covered Persons and their household members may not sell a security short unless they own the securities in an equal notional value of the same issuer.

Questions?
Contact Personal Trading Compliance at:

▪	Personal Trading Compliance hotline:
	o	1-800-842-2733 ext 5599
	o	1-877-535-3910 ext 5599
▪	E-mail:
	o	PersonalTradingCompliance@tiaa-cref.org

** - Please read the Code of Ethics for other restrictions!

Specific Provisions for Trust Covered Persons

Preclearance Requirements	Trust Covered Persons preclearance requirements are as follows:

•

Except as indicated the “Securities Exempt From Preclearance & Reporting Requirements” section below, Trust Covered Persons must preclear all  transactions for themselves and their Household Members through the Protegent PTA System. This includes but is not limited to transactions in Exchange Traded Funds (ETF) and Related Securities not based on the Broad Based Indices listed on Exhibit C.

•

Preclearance approvals are only valid for the business day on which it is obtained. This period may be extended at the discretion of the Personal Trading Compliance Officer for situations in which the Trust Covered Person’s control over the precise timing of the transaction is limited (e.g., exercising options through an employer’s human resources department, tendering shares to an issuer, etc.).

•

Preclearance does not relieve Trust Covered Persons from complying with the other provisions of this Code of Ethics. By requesting preclearance approval, Trust Covered Persons represent that they believe the trade is generally available to other investors in the marketplace and that they do not know of a recent or proposed Client Account transaction in that security (or a Related Security) or possess knowledge of any material, nonpublic information regarding the issuer of that security.

Securities Exempt from Preclearance & Reporting Requirements	Covered Persons are not required to preclear or report the following transactions:

	•	Open-end investment companies (e.g., mutual funds).

	•	Money market instruments (e.g., bank CDs, commercial paper) and money market funds including TIAA-CREF Money Market Funds.

	•	Direct obligations of the U.S. Government (e.g., T-bills, U.S. Savings bonds). Direct obligations of the U.S. Government do not include municipal securities.

	•	Transactions executed in approved Managed Accounts. (See Glossary).

•

Purchases or sales of commodity futures contracts for tangible goods (e.g., corn, soybeans, wheat) if the transaction is regulated solely by the United States Commodity Futures Trading Commission (“CFTC”). However, Trust Covered Persons are required to receive preclearance for future contracts for financial instruments.

Specific Provisions for Trust Covered Persons

Securities Exempt from Preclearance Requirements	Trust Covered Persons are required to report but not preclear the following transactions:

•	Corporate actions such as stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions.

•	Purchases or sales of securities and Related Securities based on broad based indices. Such transactions may be effected through Exchange

•	Traded Funds. This does not apply to actively managed Exchange Traded Funds.

•	Automatic Purchases and Sales need not be precleared or reported on a Trust Covered Person’s Quarterly Disclosure Report.

Note:	(i)	Securities holdings acquired in this manner must be reported on the Initial and Annual Disclosure Reports

(ii)	All subsequent sales of these securities must be precleared and reported in the same manner as other securities transactions.

•	Acquisitions by inheritance.

•	Gifts of securities (See below)

•	Purchases and sales of securities pursuant to a tender offer.

•	Non volitional transactions. (See Glossary)

Gifting of Securities	•

Trust Covered Persons who desire to make or receive a bona fide gift of securities do not need to preclear the transaction; however, the gift must be reported. A bona fide gift is one where the donor does not receive anything of money value in return. A Trust Covered Person who receives a gift of securities must preclear the sale of such securities.

•	Securities purchased with the intention of making a gift must be precleared.

Initial Public Offerings	•

Trust Covered Persons and their Household Members may not participate in an initial public offering. This prohibition does not apply to shares offered through an employer’s Direct Share Program; however preclearance approval would be required for transactions in these shares. Exceptions are available in special circumstances at the discretion of the Funds Chief Compliance Officer.

Private Placements	•

Trust Covered Persons may not participate in private placements (e.g., private equity investments, hedge funds, real estate limited partnerships, other private real estate securities investments, etc.), without prior approval from the Personal Trading Compliance Officer.

Investment Clubs	•

Trust Covered Persons who participate in investment clubs are required to preclear and report all club transactions in the same manner as their own personal trades. Trust Covered Persons may not share material, nonpublic information with the Investment Club.

Specific Provisions for Trust Covered Persons

Short-Swing Profits	•

Trust Covered Persons may not profit from a purchase then sale or a sale then purchase of a security within 60 calendar days. Any such short-swing profits shall be surrendered to a charity of their choice or one appointed by the Personal Trading Compliance Officer.

Note: This provision does not apply to securities based on a Broad Based Index. (See Exhibit C)

Excessive Trading	•

Trust Covered Persons may not trade so frequently that it negatively impacts their ability to fulfill their assigned responsibilities. If a Trust Covered Person effects 60 transactions or more during a three month period, Personal Trading Compliance will communicate with the employee and their supervisor to determine whether such trading should be deemed excessive.

Short Sales	•	Trust Covered Persons may not sell a security short unless they own a security of the same issuer in equal notional value.

Blackout Periods	•	Specific Black-Out Periods. Trust Covered Persons and their respective Household Members are prohibited from purchasing or selling a security (or a Related Security) on a day in which there has been:
(i) a change in the Trust Company’s “buy,” “sell,” or “hold” position with respect to that security on the Securities Reference List; or
(ii) a purchase or sale of that security within the Model Portfolio.

	•	Appearance of a Conflict

Whenever a Trust Covered Person or their Household Member purchases or sells a particular security, Personal Trading Compliance will monitor the trading activity in Client Accounts to determine if the individual’s transaction, either taken by itself or as part of a pattern of trading activity, would result in the appearance of a conflict. In such situations, the Personal Trading Compliance Officer may recommend that additional action be taken (e.g., unwinding the transaction and/or disgorging profits). The Personal Trading Compliance Officer may consult with Legal, senior management, and others as appropriate

	▪	A Trust Covered Person may never elect not to place a trade for a Client that he or she would otherwise place to avoid triggering a Blackout Period.

	•	Inadvertent Crosses

Trust Covered Persons should note that trades in a security (or a Related Security) during a blackout period and other potential conflict situations may result in a transaction being unwound and/or all profits disgorged even if the blackout period “cross” was inadvertent and even if the transaction had been preclear appropriately.

Specific Provisions for Trust Covered Persons

Waivers	•

If a Trust Covered Person or their Household Member is both the executor/executrix and a direct beneficiary of an estate, the securities held in the estate are reportable and are subject to the Code of Ethics and Policy Statement on Personal Trading. In the event such a Trust Covered Person desires to sell the securities of such estate, the individual is required to provide a written letter to Personal Trading Compliance expressing the:

		(i)	reasons for requesting a waiver along with supporting documentation,
		(ii)	list of securities to be traded, and
		(iii)	time frame within which the securities must be traded.

Upon receipt of such documentation, the Personal Trading Compliance Officer may give the Trust Covered Person approval to sell the specified securities on a date specified by Compliance. If a Trust Covered Person or their Household Member is not a direct beneficiary of an estate for which they are an executor/executrix, then the securities of the estate are not subject to this provision.

Section Five – Kaspick Access Persons

Reference Card for Kaspick Access Persons	32
Quarterly Certifications	33
Preclearance Requirements	33
Securities Exempt from Preclearance & Reporting Requirements	33
Securities Exempt from Preclearance Requirements	34
Gifting of Securities	35
Initial Public Offerings	35
Private Placements	35
Excessive Trading	35
Investment Clubs	35
Market Timing	35
Short Sales	36
Blackout Periods	36
Waivers	36

Glossary	37
Exhibit A: Sample Brokerage Account Letter	40
Exhibit B: Approved Brokerage Firm List	41
Exhibit C: Broad Based Index List	42

Reference Card for Kaspick Access Persons
This page is for reference purpose only.
All Access Persons must read the Code of Ethics and comply with its provisions.

Specific Requirements

Duplicate Statements & Confirmations
Kaspick Access Persons must direct their broker, trust account manager and any entity through which they have a securities trading account to send the following directly to Personal Trading Compliance:

▪	Trade confirmations for each transaction of a Reportable Security (see Glossary)
▪	Periodic brokerage statements for Reportable Accounts (see Glossary)

Preclearance
Before initiating a securities transaction, Kaspick Access Persons must obtain approval by filing a preclearance request in the Protegent PTA System.

Preclearance approval is only valid for the day in which it is received.

Exemptions
Kaspick Access Persons are not required to obtain preclearance approval for:

▪	Transactions in open-end mutual funds (including TIAA-CREF Proprietary Funds)
▪	Money Market Transactions
▪	Transactions in non-financial commodities (such as agricultural futures, metal, oil, gas, etc.),
▪	Currency futures
▪	Transactions in securities based on a Broad Based Index. (See Exhibit C)
▪	Transactions in approved managed accounts. (see Glossary)
▪	Corporate actions (For example, stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, etc.)
▪	Automatic Purchases and Sales. (see Glossary)

Private Placements
A Kaspick Access Person must obtain prior approval from the Personal Trading Compliance Officer before participating in private placements. (For example, private equity investments, hedge funds, real estate limited partnerships, etc.)

Specific Prohibitions**

Initial Public Offerings
In general, Kaspick Access Persons and their Household Members are not permitted to participate in initial public offerings. Exceptions may be available in special circumstances at the discretion of the Chief Compliance Officer of the appropriate entity.

Brokerage Accounts
Kaspick Access Persons and their Household Members are required to maintain brokerage accounts at brokerage firms that have been approved by Personal Trading Compliance. Please see Exhibit B for a list of these firms

Selling Short
Kaspick Access Persons and their Household Members may not sell a security short unless they own the securities in the same issuer an equal notional value.

Questions?
Contact Personal Trading Compliance at:

▪	Personal Trading Compliance hotline:
	o	1-800-842-2733 ext 5599
	o	1-877-535-3910 ext 5599
▪	E-mail:
	o	PersonalTradingCompliance@tiaa-cref.org

** - Please read the Code of Ethics for other restrictions!

Specific Provisions for Kaspick Access Persons

Quarterly Certifications	•	Quarterly Certifications Reports Kaspick Access Persons must complete the following quarterly Disclosure Report no later than 30 calendar days after the end of each calendar quarter:

		▪	Outside Participation Disclosure - This disclosure will be used to capture your participation on any outside Investment Committees, boards of publicly traded companies and Creditors’ Committees.

▪

Financial Services Affiliation Disclosure (Portfolio Managers, Analysts, Research Assistants and Traders only) - This disclosure is used to identify household members and relatives that work in the financial services industry.

Preclearance Requirements	Kaspick Access Persons preclearance requirements are as follows:

•

Except as indicated the “Securities Exempt From Preclearance & Reporting Requirements” section below, Kaspick Access Persons must preclear all transactions for themselves and their Household Members through the Protegent PTA System. This includes but is not limited to transactions in Exchange Traded Funds (ETF) and Related Securities not based on the Broad Based Indices listed on Exhibit C.

•

Preclearance approvals are only valid for the business day on which it is obtained. This period may be extended at the discretion of the Personal Trading Compliance Officer for situations in which the Kaspick Access Person’s control over the precise timing of the transaction is limited (e.g., exercising options through an employer’s human resources department, tendering shares to an issuer, etc.).

•

Preclearance does not relieve Kaspick Access Persons from complying with the other provisions of this Code of Ethics. By requesting preclearance approval, Kaspick Access Persons represent that they believe the trade is generally available to other investors in the marketplace and that they do not know of a recent or proposed Client Account transaction in that security (or a Related Security) or possess knowledge of any material, nonpublic information regarding the issuer of that security.

Securities Exempt from Preclearance & Reporting Requirements	Kaspick Access Persons are not required to preclear or report the following transactions:

•

Open-end investment companies (e.g., mutual funds). Note: You are not required to preclear TIAA-CREF Funds and Related Securities but transactions and holdings must be included in your quarterly and annual disclosure reports.

Specific Provisions for Kaspick Access Persons

Securities Exempt from Preclearance & Reporting Requirements (continued)	•	Money market instruments (e.g., bank CDs, commercial paper) and money market funds including TIAA-CREF Money Market Funds.

	•	Direct obligations of the U.S. Government (e.g., T-bills, U.S. Savings bonds). Direct obligations of the U.S. Government do not include municipal securities.

	•	Transactions executed in approved Managed Accounts. (See Glossary).

Currency Futures Purchases or sales of commodity futures contracts for tangible goods (e.g., corn, soybeans, wheat) if the transaction is regulated solely by the United States Commodity Futures Trading Commission (“CFTC”).

However, Kaspick Access Persons are required to receive preclearance for futures contracts for financial instruments.

Securities Exempt from Preclearance Requirements	Kaspick Access Persons are required to report but not preclear the following transactions:

	•	TIAA-CREF Funds and Related Securities

	•	Corporate actions such as stock dividends, dividend reinvestments, stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions.

•

Purchases or sales of securities and Related Securities based on broad based indices. Such transactions may be effected through Exchange Traded Funds. This does not apply to actively managed Exchange Traded Funds.

	•	Automatic Purchases and Sales need not be precleared or reported on a Kaspick Access Person’s Quarterly Disclosure Report.

		Note: (i)	Securities holdings acquired in this manner must be reported on the Initial and Annual Disclosure Reports

		(ii)	All subsequent sales of these securities must be precleared and reported in the same manner as other securities transactions.

	•	Acquisitions by inheritance.

Specific Provisions for Kaspick Access Persons

Securities Exempt from Preclearance Requirements (continued)		•	Gifts of securities (See Below)

		•	Purchases and sales of securities pursuant to a tender offer.

		•	Non volitional transactions (See Glossary)

Gifting of Securities	•

Kaspick Access Persons who desire to make or receive a bona fide gift of securities do not need to preclear the transaction; however, the gift must be reported. A bona fide gift is one where the donor does not receive anything of money value in return. A Kaspick Access Person who receives a gift of securities must preclear the sale of such securities.

	•	Securities purchased with the intention of making a gift must be precleared.

Initial Public Offerings	•

Kaspick Access Persons and their Household Members may not participate in an initial public offering. This prohibition does not apply to shares offered through an employer’s Direct Share Program; however preclearance approval would be required for transactions in these shares. Exceptions are available in special circumstances at the discretion of the Funds Chief Compliance Officer.

Private Placements	•

Kaspick Access Persons may not participate in private placements (e.g., private equity investments, hedge funds, real estate limited partnerships, other private real estate securities investments, etc.), without prior approval from the Personal Trading Compliance Officer.

Excessive Trading	•

Kaspick Access Persons may not trade so frequently that it negatively impacts their ability to fulfill their assigned responsibilities. If a Kaspick Access Person effects 60 transactions or more during a three month period, Personal Trading Compliance will communicate with the employee and their supervisor to determine whether such trading should be deemed excessive.

Investment Clubs	•

Kaspick Access Persons who participate in investment clubs are required to preclear and report all club transactions in the same manner as their own personal trades. Kaspick Access Persons may not share nonpublic information with the Investment Club.

Market Timing	•

The Funds Board has adopted a policy to deter excessive and short-term trading which applies to persons trading directly with TIAA-CREF and indirectly through intermediaries. Under this policy, TIAA-CREF may bar excessive and short-term traders from purchasing shares or units.

The policy is set forth in each Fund’s prospectus, which governs all trading activity in the Fund regardless of whether the TIAA-CREF shares are held through third party brokerage accounts or through TIAA-CREF retirement accounts.

Specific Provisions for Kaspick Access Persons

Market Timing (continued)

Although the Fund may issue a warning letter regarding excessive trading or market timing, any trade activity in violation of this policy will be reviewed by Personal Trading Compliance who may refer instances to the Personal Trading Oversight Committee. The Personal Trading Oversight Committee, based on its review, may impose any of the additional sanctions described in this Code of Ethics.

Short Sales	•	Kaspick Access Persons may not sell a security short unless they own a security of the same issuer in equal notional value.

Blackout Periods	•	Specific Black-Out Periods.

Kaspick Access Persons and their respective Household Members are prohibited from purchasing or selling a security on the day in which there is a pending Fund or other Client Account purchase or sale order for such security.

This prohibition does not apply to purchases or sales of non-proprietary, open-end, mutual funds.

	•	Appearance of a Conflict

Whenever a Kaspick Access Person or their Household Member purchases or sells a particular security, Personal Trading Compliance will monitor the trading activity in Client Accounts to determine if the individual’s transaction, either taken by itself or as part of a pattern of trading activity, would result in the appearance of a conflict. In such situations, the Personal Trading Compliance Officer may recommend that additional action be taken (e.g., unwinding the transaction and/or disgorging profits). The Personal Trading Compliance Officer may consult with Legal, senior management, and others as appropriate.

Waivers	•

If a Kaspick Access Person or their Household Member is both the executor/executrix and a direct beneficiary of an estate, the securities held in the estate are reportable and are subject to the Code of Ethics and Policy Statement on Personal Trading. In the event such a Kaspick Access Person desires to sell the securities of such estate, the individual is required to provide a written letter to Personal Trading Compliance expressing the:

(iv) reasons for requesting a waiver along with supporting documentation,
(v) list of securities to be traded, and
(vi) time frame within which the securities must be traded.

Upon receipt of such documentation, the Personal Trading Compliance Officer may give the Kaspick Access Person approval to sell the specified securities on a date specified by Compliance. If a Kaspick Access Person or their Household Member is not a direct beneficiary of an estate for which they are an executor/executrix, then the securities of the estate are not subject to this provision.

Glossary

Actively Managed Exchange Traded Funds - An exchange traded fund that does not seek to track the return of a particular index by replicating or sampling index securities.

Advisors - Teachers Advisor, Inc.

Automatic Purchase or Automatic Sale – Any periodic purchase or sale that is automatically executed according to a predetermined schedule and allocation in an investment account as part of an automatic investment plan. Examples of this would include Dividend Reinvestment Plans.

Beneficial Ownership – Beneficial Ownership is imputed to any person who has a direct or indirect pecuniary interest, which is the opportunity to profit directly or indirectly from a transaction in securities. A director, officer or employee may be deemed to have Beneficial Ownership of securities held by members of his or her immediate family who share the same household (i.e., spouse, domestic partner, children, etc.), or by certain partnerships, trusts, corporations or other arrangements.

Bona fide Gift - gift is one where the donor does not receive anything of value in return.

Client Account –

Classification	Definition
For Investment	Any client portfolio managed by TIAA, Advisors or
Management Access	Investment Management, other than the Funds.
Persons
For Services Access Persons	Any advisory client of Advice Services.
For TFI Access Persons

Any client portfolio managed by TFI, including all 529
tuition savings and prepaid plans managed by TFI. A
Client Account does not include the individual investor
accounts maintained within these plans

For Trust Covered Persons	Any client portfolio managed by the Trust Company.
For Kaspick Access	Any client of Kaspick, including client’s donors and
Persons	beneficiaries.

Funds or TIAA-CREF Funds – The TIAA-CREF Funds Complex includes the College Retirement Equities Fund, the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Life Funds, TIAA Separate Account VA-1, and any other SEC registered investment company in the TIAA-CREF group of companies.

Glossary

Household Members – Any spouse, relative or domestic partner who shares a residence with an Access Person. Additionally, individuals for whom the Access Person provides material support are considered Household Members and are therefore also subject to this policy. One provides material support if they directly or indirectly provide more than 25% of the person’s income in the prior calendar year. Members of the immediate family living in the same household are deemed to provide each other with material support.

Initial Public Offering (IPO) – the first offering of a company’s securities to the public through an allocation by the underwriter. Secondary offerings are not considered IPOs for the purpose of this Code of Ethics.

Investment Management - TIAA-CREF Investment, LLC

Kaspick – Kaspick & Company, LLC

Managed Account – An account in which the Access Person has no direct or indirect control over the investment decision making process. In general, brokerage accounts where the broker is given only some discretion to make investment decisions are not considered managed accounts. Access Persons and Household Members are permitted to have periodic conversations with the broker provided the conversations are not issuer specific. (i.e. change in investment parameters, etc.)

Non volitional transactions – transactions in which an individual does not exercise investment discretion at the time of the transaction (e.g., calling of a security by the issuer, automatic exercise or liquidation of an in-the-money derivative instrument upon expiration pursuant to exchange rules, non-volitional receipt of gifts out of the control of the Access Person)

Notional Value – The value of a derivative’s underlying assets at the spot price. In the case of an options or futures contract, this is the number of units of an asset underlying the contract, multiplied by the spot price of the asset.

Portfolio Manager – Any employee who has responsibility for managing a Fund, any portion of a Fund, or any other Client Account, plus his or her Household Members. Research analysts who have responsibility for managing a portion of a Fund or other Client Account will be deemed Portfolio Managers with respect to such assets.

Personal Trading Compliance – the unit within the Investment Compliance area that is responsible for administering this Code of Ethics.

Personal Trading Oversight Committee - committee that has oversight responsibility for issues related to personal securities trading and investment activity by Access or Covered Persons. The committee is composed of investment, legal, risk management, institutional client services, trust services and compliance

Glossary

Private Placement – an offering of securities that is exempt from registration under various laws and rules, such as the Securities Act of 1933 in the US and the Listing Rules in the UK. These offerings are exempt from registration because they do not constitute a public offering and can include limited partnerships

Related Security – Any option, future, forward contract, or other obligation involving a given security, including any instrument whose value is derived from or closely related to that security, and any separate security that is convertible into, exchangeable for, or which otherwise confers a right to purchase that security. When used in reference to the TIAA-CREF Funds, the term “Related Security” includes separate accounts and other investment vehicles that invest in the TIAA-CREF Funds (e.g., TIAA-CREF Lifetime Variable Select, 529 College Savings Programs managed by TIAA-CREF, etc.)

Reportable Account – Any account that holds or can be used to purchase or sell a Reportable Security.

Reportable Security – Any security that is not specifically listed in the Exemptions from Preclearance and Reporting Requirements section of this Code of Ethics.

Research Analyst – An employee who has responsibility for making recommendations regarding particular securities for a Fund or other Client Account, plus his or her Household Members.

Research Assistant – Any employee who has responsibility for directly assisting a Portfolio Manager with the management of a Fund or other Client Account, or directly assisting a Research Analyst in making recommendations regarding particular securities, plus his or her Household Members.

Services - TIAA-CREF Individual & Institutional Services, LLC

TFI - TIAA-CREF Tuition Financing, Inc.

TPIS - Teachers Personal Investors Services, Inc.

Tier-One Access Person – Any Investment Management Access person who is a Portfolio Manager, Research Analyst, or Research Assistant, or who has otherwise been identified as a Tier-One Access Person by the Personal Trading Compliance Officer.

Tier-Two Access Person – Any Investment Management Access Person who is not a Tier-One Investment Management Access Person.

Exhibit A: Sample Brokerage Account Letter

8500 Andrew Carnegie Blvd Charlotte, NC 28262

Date

Broker Name

Broker Address

To Whom It May Concern:

(Enter employee name here) is an employee at TIAA-CREF or an affiliate and is a covered employee under one or more of its Personal Trading Policies. Or (enter household member name here) is a household member of (employee name), a covered employee under one or more Personal Trading Policies at TIAA-CREF.

To comply with the policy and the provisions of SEC and NASD Rules, TIAA-CREF requires duplicate copies of all confirmations and statements for the following account(s) (enter accounts here).

Please send the confirmations and statements to:

TIAA-CREF
P.O. Box 1285
Charlotte, NC 28201-1285

Please contact Rebecca Amissah, the TIAA-CREF Personal Trading Compliance Officer, at (212) 916- 4519 if you have any questions.

Sincerely,

Personal Trading Compliance Officer

Authorization of Account Holder

Exhibit B: Approved Brokerage Firm List

1.	A.G. Edwards
2.	Bank of America
3.	Charles Schwab
4.	E*Trade
5.	Fidelity
6.	Merrill Lynch
7.	Morgan Stanley
8.	Scottrade Inc.
9.	Smith Barney
10.	TD Ameritrade
11.	TIAA-CREF Brokerage Services
12.	UBS Securities
13.	Wachovia

Exhibit C: Broad Based Index List

No.	Index Name	No.	Index Name
1.	AMEX Composite Index	74.	MSCI EAFE Small Cap Index
2.	Dow Jones Industrial Average Index	75.	MSCI EAFE Value Index
3.	Dow Jones Australia Index	76.	MSCI Emerging Markets Index
4.	Dow Jones Brazil Index	77.	MSCI EMU Index
5.	Dow Jones Canada Index	78.	MSCI Japan Index
6.	Dow Jones France Index	79.	MSCI Korea Index
7.	Dow Jones Germany Index	80.	Pacific ex-Japan Index
8.	Dow Jones Global Select Dividend Index	81.	MSCI Taiwan Index
9.	Dow Jones Hong Kong Index	82.	MSCI United Kingdom Index
10.	Dow Jones Japan Index	83.	MSCI US Broad Market Index
11.	Dow Jones Malaysia Index	84.	MSCI US Investable Market 2500 Index
12.	Dow Jones Select Micro Cap Index	85.	MSCI US Investable Market Growth Index
13.	Dow Jones Singapore Index	86.	MSCI US Investable Market Value Index
14.	Dow Jones South Korea Index	87.	MSCI US Large Cap 300 Index
15.	Dow Jones Taiwan Index	88.	MSCI US Large Cap Growth Index
16.	Dow Jones Thailand Index	89.	MSCI US Large Cap Value Index
17.	Dow Jones U.K. Index	90.	MSCI US Micro Cap Index
18.	Dow Jones U.S. Index	91.	MSCI US Mid Cap 450 Index
19.	Dow Jones U.S. Large-Cap Index	92.	MSCI US Mid Cap Growth Index
20.	Dow Jones U.S. Mid-Cap Index	93.	MSCI US Mid Cap Value Index
21.	Dow Jones U.S. Small-Cap Index	94.	MSCI US Prime Market 750 Index
22.	Dow Jones Wilshire 4500 Completion Index	95.	MSCI US Prime Market Growth Index
23.	Dow Jones Wilshire 5000 Completion Index	96.	MSCI US Prime Market Value Index
24.	Dow Jones Wilshire 5000 Total Market Index	97.	MSCI US Small + Micro Cap Index
25.	Dow Jones Wilshire U.S. 2500 Index	98.	MSCI US Small + Micro Cap 2200 Index
26.	Dow Jones Wilshire U.S. Large-Cap Growth Index	99.	MSCI US Small + Micro Cap Growth Index
27.	Dow Jones Wilshire U.S. Large-Cap Index	100.	MSCI US Small + Micro Cap Value Index
28.	Dow Jones Wilshire U.S. Large-Cap Value Index	101.	MSCI US Small Cap 1750 Index
29.	Dow Jones Wilshire U.S. Micro-Cap Index	102.	MSCI US Small Cap Growth Index
30.	Dow Jones Wilshire U.S. Mid-Cap Growth Index	103.	MSCI US Small Cap Value Index
31.	Dow Jones Wilshire U.S. Mid-Cap Index	104.	Russell - 3000 Index
32.	Dow Jones Wilshire U.S. Mid-Cap Value Index	105.	Russell - 2000 Index
33.	Dow Jones Wilshire U.S. Small-Cap Growth Index	106.	Russell 2500 Index
34.	Dow Jones Wilshire U.S. Small-Cap Index	107.	Russell - 1000 Index
35.	Dow Jones Wilshire U.S. Small-Cap Value Index	108.	Russell 2000 Growth Index
36.	Dow Jones World Index	109.	Russell 2500 Growth Index
37.	Dow Jones Wilshire 5000 Total Market Index	110.	Russell 3000 Growth Index
38.	FORTUNE 500 Index	111.	Russell 2000 Value Index
39.	FTSE All World BRIC Index	112.	Russell 2500 Value Index
40.	FTSE All World Emerging Asia Pacific Index	113.	Russell 3000 Value Index
41.	FTSE All World Emerging Europe Index	114.	Russell 1000 Growth Index
42.	FTSE All World Emerging Index	115.	Russell 1000 Value Index
43.	FTSE All World ex US Index	116.	Russell Global Index
44.	FTSE All World Latin America Index	117.	Russell Global Large Cap Index
45.	FTSE All World Middle East & Africa Index	118.	Russell Global ex-U.S. Index
46.	FTSE Asia Pacific Index	119.	Russell Midcap Growth Index
47.	FTSE Developed ex US Index	120.	Russell Midcap Value Index
48.	FTSE Developed ex NA Index	121.	Russell - Midcap Index

Exhibit C: Broad Based Index List (continued)

No.	Index Name	No.	Index Name

49.	FTSE Developed Europe ex UK Index	122.	Russell Top 200 Growth Index

50.	FTSE Developed Index	123.	Russell Top 200 Index

51.	FTSE Developed Small Cap ex US Index	124.	Russell Top 200 Value Index

52.	FTSE EMEA Index	125.	Russell/Nomura Total Market Index

53.	FTSE Emerging Asia Pacific Index	126.	NASDAQ Composite Index

54.	FTSE Eurobloc Index	127.	NASDAQ 100 Index

55.	FTSE Europe ex UK Index	128.	NASDAQ Capital Market Composite Index

56.	FTSE Kaigai Index	129.	NASDAQ Global Market Composite Index

57.	FTSE NASDAQ 500 Index	130.	NYSE Composite Index

58.	FTSE NASDAQ Large Cap Index	131.	Philadelphia Semiconductor Index

59.	FTSE NASDAQ Mid Cap Index	132.	S&P 500 Composite Stock Price Index

60.	FTSE World Asia Pacific Index	133.	S&P 500 / Citigroup Growth Index

61.	JPMorgan EMBI Global Core Index	134.	S&P 500 / Citigroup Value Index

62.	Morningstar Mid Core Index	135.	S&P Citigroup World Ex US Cap Range Index

63.	Morningstar Mid Growth Index	136.	S&P Europe 350 Index

64.	Morningstar Mid Value Index	137.	S&P 500 Index

65.	Morningstar Small Core Index	138.	S&P Midcap 400 Index

66.	Morningstar Small Growth Index	139.	S&P 100 Index

67.	Morningstar Small Value Index	140.	S&P 700 Index

68.	MSCI All Country Asia ex Japan Index	141.	S&P 900 Index

69.	MSCI All Country World ex US Index	142.	S&P 1000 Index

70.	MSCI All Country World Index	143.	S&P Composite 1500 Index

71.	MSCI BRIC Index	144.	S&P Global 100 Index

72.	MSCI Canada Index	145.	S&P Global 1200 Index

73.	MSCI EAFE Index